LATTICE SEMICONDUCTOR

The Low Power Programmable Leader

Analyst & Investor Day 2023

May 15, 2023

Safe Harbor

Forward Looking Statements

This presentation contains forward-looking statements that involve estimates, assumptions, risks and uncertainties, including statements and graphs relating to our expectations about the growth of our addressable and end markets, and the factors driving such growth; the size of our total addressable market in 2028; expanding our product portfolio; our expectations that our innovation will lead the market; our belief that we will launch new products during stated periods including CrossLinkU-NX, Drive, Avant-G, Avant-X and software and solution stacks; the timing of hosting our Developer Conference; our belief that our revenue may grow by double digits during the next three or four years; our expectations regarding achievable results for future revenue growth and drivers of revenue growth in our end markets, gross margin improvement, operating expense, cash generation and profit expansion; the rate of repurchases, if any, under our share repurchase program.

Factors that may cause actual results to differ materially from the forward-looking statements in this presentation include those risks more fully described in Lattice's filings with the SEC including its annual report on Form 10-K for the fiscal year ended December 31, 2022 and quarterly filings.

You should not unduly rely on forward-looking statements because actual results could differ materially from those expressed in any forward-looking statements. In addition, any forward-looking statement applies only as of the date on which it is made. The Company does not intend to update or revise any forward-looking statements, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

This presentation includes certain non-GAAP financial measures such as non-GAAP operating expenses, non-GAAP gross margin, non-GAAP operating income, non-GAAP earnings per share, free cash flow, leverage ratio, organic investment and inorganic investment. We present non-GAAP financial measures in addition to, and not as a substitute for, financial measures calculated in accordance with generally accepted accounting principles ("GAAP"). Non-GAAP measures should not be considered in isolation or as alternatives to GAAP measures. In addition, the non-GAAP measures we use, as presented, may not be comparable to similar measures used by other companies. See the Appendix of this presentation for definitions of our non-GAAP financial measures and for reconciliations to the most comparable GAAP financial measures.

Trademarks-General Notice

Agenda



Jim Anderson
President & Chief Executive Officer

OVERVIEW & STRATEGY



Esam Elashmawi
Chief Strategy & Marketing Officer

PRODUCTS & MARKETS



Sherri Luther
Chief Financial Officer

FINANCIALS

LATTICE SEMICONDUCTOR

2023
LATTICE ANALYST & INVESTOR DAY

OVERVIEW & STRATEGY

Jim Anderson
President & CEO



LATTICE SEMICONDUCTOR

LATTICE SEMICONDUCTOR

The Low Power Programmable Leader

Key Goals From Our 2021 Investor Day


LATTICE
SEMICONDUCTOR
NEXUS™

Extend Our Nexus Leadership


LATTICE
SEMICONDUCTOR
AVANT™

Expand Our Addressable Market


LATTICE sensAI™
LATTICE mVision™
LATTICE Sentry™
LATTICE Automate™
LATTICE ORAN™

Enhance Our Software Solutions



Accelerate Growth and Profitability

LATTICE SEMICONDUCTOR

EXTENDED OUR NEXUS LEADERSHIP

THREE NEW DEVICE FAMILIES SINCE MAY 2021

LATTICE SEMICONDUCTOR	LATTICE SEMICONDUCTOR	LATTICE SEMICONDUCTOR	LATTICE SEMICONDUCTOR	LATTICE SEMICONDUCTOR	LATTICE SEMICONDUCTOR
CrossLink™-NX	Certus™-NX	Mach™-NX	CertusPro™-NX	MachXO5™-NX	MachXO5T™-NX
Enhanced Embedded Vision FPGA	Reinvented General Purpose FPGA	2nd Generation Security FPGA	Advanced General Purpose FPGA	Enhanced Monitor and Control FPGA	Advanced System Control FPGA

LATTICE NEXUS™

Note: Comparing similar class competitive devices.

DOUBLED OUR ADDRESSABLE MARKET WITH AVANT


LATTICE SEMICONDUCTOR
NEXUS
5X
Higher Capacity
10X
More Bandwidth
30X
Faster Performance
LATTICE SEMICONDUCTOR
AVANT

Lattice Avant Platform Launched in December 2022


2X
SAM
LATTICE
NEXUS
LATTICE
AVANT
LATTICE
NEXUS

Lattice Addressable Market

Note: Comparing Lattice Nexus and Lattice Avant platforms. Estimated SAM in 2024.

LATTICE SEMICONDUCTOR

EXPANDED OUR SOLUTION PORTFOLIO

TWO NEW SOLUTION STACKS SINCE MAY 2021

LATTICE sensAI™


Low Power
Edge AI

LATTICE mVision™


Low Power
Embedded Vision

LATTICE Sentry™


Cyber Resilient
Root of Trust

LATTICE Automate™


Accelerating Factory
Automation

LATTICE ORAN™


Enabling ORAN
Deployment

Application Solution Stack Portfolio to Accelerate Customer Innovation

ORAN: Open Radio Access Network

LATTICE SEMICONDUCTOR

Strong Growth in Our Core Markets

REVENUE

$ Millions



$408
+26%
$515
+28%
$660
Comms & Computing
Industrial & Auto
Consumer
2020
2021
2022

COMMUNICATIONS & COMPUTING

- Four consecutive years of double-digit growth
- Continued expansion in $ content per server
- Growth in 5G and datacenter networking

INDUSTRIAL & AUTOMOTIVE

- Three consecutive years of double-digit growth
- Growth in industrial robotics and automation
- New automotive electronics programs

CONSUMER

- Focused on higher-end prosumer applications

LATTICE SEMICONDUCTOR

Exceptional Financial Execution

GROSS MARGIN



61.0%
63.2%
69.1%
50%
2020
2021
2022

+810 bps Expansion

OPERATING INCOME



25.2%
30.2%
38.7%
2020
2021
2022

+1,350 bps Expansion

EARNINGS PER SHARE



$0.69
$1.06
$1.75
2020
2021
2022

2.5X EPS Growth

Note: Percentages based on non-GAAP basis. See appendices for GAAP to non-GAAP reconciliation.

DRIVING OUR NEXT GROWTH PHASE

Growing Addressable Market	Expanding Product Portfolio	Market Leading Innovation	Driving Customer Momentum

Positioned in Secular Growth Markets

CORE STRATEGIC MARKETS


COMMUNICATIONS
COMPUTING
INDUSTRIAL
AUTOMOTIVE

STRATEGIC MARKET SHIFT


72%
2018
91%
2022

Non-core markets Core markets

Shift to Durable Secular Growth Markets

Note: Percentages compare FY2018 vs FY2022.

LATTICE SEMICONDUCTOR

Expanded Market Opportunity

$10B SAM IN 2028


INDUSTRIAL & AUTOMOTIVE
CONSUMER
50%
10%
40%
COMMUNICATIONS & COMPUTING

TRENDS DRIVING FPGA ADOPTION


Artificial Intelligence


Automation and Robotics


Automotive Electronics


Hardware Platform Security

Note: 2028 SAM estimate based on IHS and Lattice internal analysis.

RAPID PRODUCT PORTFOLIO EXPANSION

SOFTWARE SOLUTIONS

- Lattice sensAI
- Lattice mVision
- Lattice Sentry
- Lattice Automate
- Lattice ORAN
- Lattice Drive
- (In development)

OVER PAST 2 YEARS: Automate, ORAN | Q3 2023: Drive | IN DEVELOPMENT

MID-RANGE FPGAs

- Lattice Avant-E — LAUNCHED DEC 2022
- Lattice Avant-G, Lattice Avant-X — 2H 2023
- Lattice Avant #4, Lattice Avant #5, Lattice Avant #6 — IN DEVELOPMENT

SMALL FPGAs

- Lattice CrossLink-NX
- Lattice Certus-NX
- Lattice Mach-NX
- Lattice CertusPro-NX, Lattice MachXO5-NX, Lattice MachXO5T-NX — OVER PAST 2 YEARS
- Lattice CrossLinkU-NX — Q3 2023
- Lattice Nexus #8 — IN DEVELOPMENT

Note: Dates subject to change.

LATTICE AVANT™

LOWER POWER
Operating Power Consumption



Up to
2.5X
Lower
Power
COMPETITION
LATTICE

FASTER PERFORMANCE
Serial Bandwidth



Up to
2X
Faster
COMPETITION
LATTICE

SMALLER SIZE
Package Size



Up to
6X
Smaller
COMPETITION
LATTICE

Note: Comparing similar class competitive devices.

LATTICE SEMICONDUCTOR

Software Strategy Expands Customer Value Creation

LATTICE sensAI | LATTICE mVision | LATTICE Sentry | LATTICE Automate | LATTICE ORAN | LATTICE Drive

INCREASING CUSTOMER ADOPTION



>50%
Attach Rate
2018
Current

Over 50% of Design Wins Now Have Software Attach

ACCELERATING TIME-TO-MARKET



Design Start
Production Release
No Software Attach
With Software Attach

3-6 Months Faster

DELIVERING VALUE CREATION

Higher ASPs on Design Wins with Software Attach

CREATING LONG-TERM STICKINESS

Multi-generational Design Wins

Note: Statements based on design wins over last 24 months. Time-to-market acceleration based on multiple customer experiences.

DELIVERING CUSTOMER-CENTRIC INNOVATION

ABB, Accton, Advantech, Airbus, amazon robotics, Anritsu, Aptiv, Arista, aws, BAE Systems, BMW, Boeing, Bosch, Canon, Ciena, Cisco, Continental, Danfoss, Datalogic, Dell EMC, Delta, DZS, Emerson, Ericsson, Fronius, Fujitsu, GE HealthCare, General Dynamics, Google, H3C, Hewlett Packard Enterprise, Hitachi, hp, Inventec, Juniper Networks, KUKA, L3Harris, Lenovo, Lockheed Martin, Magna, Meta, Microsoft, Mitsubishi, ni, NEC, Nokia, Olympus, Omron, Panasonic, Quanta Computer, Raytheon, Rockwell Automation, Samsung Networks, Schneider Electric, Siemens, Sony, Supermicro, Teledyne FLIR, Teradyne, Thales, Toshiba, veoneer, Yamaha, YUAN, ZTE

DEEPER CUSTOMER RELATIONSHIPS



2X
Customer Support Engineers
2018
Current

Doubled our direct customer engineering support

RAPIDLY EXPANDING ECOSYSTEM



5X
Ecosystem Partners
2018
Current

Developer Conference planned for 2H 2023

AVANT ADOPTION OPPORTUNITY



90%

90% of Avant target customers are existing Lattice customers

Note: Based on Lattice internal data. Dates subject to change.

Raising Our Long-Term Revenue Growth Target

REVENUE BY END MARKET



Target growth: 15-20% CAGR
Comms & Computing
Industrial & Automotive
Consumer
2022
Next 3-4 Years

COMMUNICATIONS & COMPUTING

- Continued expansion in server $ content
- Datacenter networking and 5G infrastructure
- Greenfield growth in client computing

INDUSTRIAL & AUTOMOTIVE

- New industrial robotics programs
- Industrial automation and safety
- New automotive electronics programs

CONSUMER

- Potential for modest growth

Targeting Annual Growth of 15% to 20% over Next 3 to 4 Years

LATTICE SEMICONDUCTOR

Raising Our Long-Term Revenue Growth Target

REVENUE BY MARKET SEGMENT


Target growth: 15-20% CAGR
Mid-range
Small FPGA
2022
Next 3-4 Years

MID-RANGE FPGA SEGMENT

- Revenue expected to begin end of 2023
- Additive to small FPGA revenue stream
- Avant ASPs 10-20X higher than small FPGA
- Avant accelerates Lattice top line growth as it ramps

SMALL FPGA SEGMENT

- Continue to grow double digits in small FPGA
- Nexus drives majority of growth in small FPGA
- Pre-Nexus continues to grow at a modest rate
- Software for small FPGA is leveraged for mid-range

Avant Provides New Revenue Growth Stream

Raising the Bar Again on Our Financial Targets

GROSS MARGIN EXPANSION

Raising Target to Low 70's

OPEX DISCIPLINE

Lowering Target to 30%

OPERATING INCOME

Raising Target to Low 40's

Note: Percentages based on non-GAAP targets. See appendix for reconciliation to most comparable GAAP measure.

Holding Ourselves to the Highest Standards

CULTURE OF INNOVATION



LATTICE

The Low Power Programmable Leader

ENVIRONMENTALLY CONSCIOUS



Operational Excellence | Supply Chain Management

INCLUSION & SOCIAL WELLBEING



Our People | Our Communities | Our Culture

TRANSPARENCY & INTEGRITY



Governance Principles | Ethical Standards | Continuous Improvement

GSA MOST RESPECTED PUBLIC COMPANY THREE YEARS IN A ROW

STRONG & GROWING RECOGNITION FOR CLEANTECH PRODUCT INNOVATION

DRIVING OUR NEXT GROWTH PHASE

Growing	Expanding	Market Leading	Driving
Addressable Market	Product Portfolio	Innovation	Customer Momentum

2023
LATTICE ANALYST & INVESTOR DAY

PRODUCTS & MARKETS

Esam Elashmawi
Chief Strategy & Marketing Officer



Lattice SAM Outlook

EXPANDS TO $10B IN 2028



$2B
SAM
$8B
SAM
$6B
SAM
Previous
2028

KEY EXPANSION DRIVERS

- Artificial Intelligence
- New Datacenter Applications
- Cloud-connected Factories

EXISTING APPLICATIONS

- 5G Wireless Infrastructure
- Datacenter Servers
- Client Computing Devices
- Factory Automation & Robotics
- Automotive Electronics
- Prosumer & Smart Home

2028 SAM BREAKDOWN



CONSUMER
10%
INDUSTRIAL & AUTOMOTIVE
50%
40%
COMMS & COMPUTE



55%
45%
Small FPGA
Mid-range FPGA

Note: Previous SAM was from 2021 LID estimated for 2024. 2028 SAM estimate based on IHS and Lattice internal analysis.

LATTICE SEMICONDUCTOR

FPGA Landscape

	ASP Range	Volume	Typical Applications
LARGE 55 mm x 55 mm	$100's - $1000's	Smallest	Datacenter Acceleration & Communications
MID-RANGE 15 mm x 15 mm	$10's - $100's	Moderate	Communications, Computing, Industrial, & Automotive
SMALL 1.40 mm x 1.45 mm	$1 - $10's	Largest	Applications across many end markets

Note: ASPs and applications for illustrative purposes only.

FPGA Landscape

	ASP Range	Volume	Typical Applications
LARGE 55 mm x 55 mm	\$100's - \$1000's	Smallest	Datacenter Acceleration & Communications
MID-RANGE 15 mm x 15 mm	\$10's - \$100's	Moderate	Communications, Computing, Industrial, & Automotive
SMALL 1.40 mm x 1.45 mm	\$1 - \$10's	Largest	Applications across many end markets


LATTICE
AVANT


LATTICE
NEXUS

Note: ASPs and applications for illustrative purposes only.

RAPID PRODUCT PORTFOLIO EXPANSION

SOFTWARE SOLUTIONS

- Lattice sensAI, Lattice mVision, Lattice Sentry, Lattice Automate, Lattice ORAN — OVER PAST 2 YEARS
- Lattice Drive — Q3 2023
- IN DEVELOPMENT

MID-RANGE FPGAs

- Avant-E — LAUNCHED DEC 2022
- Avant-G, Avant-X — 2H 2023
- Avant #4, Avant #5, Avant #6 — IN DEVELOPMENT

SMALL FPGAs

- CrossLink-NX, Certus-NX, Mach-NX, CertusPro-NX, MachXO5-NX, MachXO5T-NX — OVER PAST 2 YEARS
- CrossLinkU-NX — Q3 2023
- Nexus #8 — IN DEVELOPMENT

Note: Dates subject to change.

Nexus FPGA Portfolio Expansion

LAUNCHED APRIL 2023


LATTICE
SEMICONDUCTOR
MachXO5T-NX

Advanced System Control FPGA

LAUNCHING Q3 2023


LATTICE
SEMICONDUCTOR
CrossLinkU-NX

Best-in-class Embedded Vision FPGA

Note: Comparing similar class competitive devices. Dates subject to change.

Avant FPGA Portfolio Expansion

LAUNCHED DEC. 2022


LATTICE
SEMICONDUCTOR
Avant-E

Edge-optimized
Low Power FPGAs

LAUNCHING AT DEVELOPER CONFERENCE IN 2H 2023


LATTICE
SEMICONDUCTOR
Avant-G

Cutting-edge
General Purpose FPGAs


LATTICE
SEMICONDUCTOR
Avant-X

Advanced Connectivity
FPGAs

Note: Dates subject to change.

New Automotive Solution Stack

LAUNCHING Q3 2023



LATTICE Drive

CUSTOMER BENEFITS

- ADAS sensor bridging and processing
- Infotainment display bridging and processing
- Low power driver / cabin / vehicle monitoring
- Functional safety certified design software

Expanding Our Software Portfolio with Our Sixth Solution Stack

Note: Date subject to change.

Positioned in Growing Markets

COMMUNICATIONS



5G Wireless

Datacenter Network

COMPUTING



Servers

Client

INDUSTRIAL



Industrial IoT

Factory Automation

AUTOMOTIVE


100m
48

ADAS

Infotainment

Leading the Industry in Low Power Programmability

Note: Comparing similar class competitive devices.

Content Increasing in Comms Infrastructure

COMMUNICATIONS

5G WIRELESS INFRASTRUCTURE



Datapath
Security
Control Functions
ORAN
Other Functions
Mid-range FPGA
Small FPGA
Sample 5G Wireless Board
Antennas
Baseband Unit (BBU)

Lattice Avant Doubles Our Potential $ Content

DATACENTER NETWORKING



Top of Rack (TOR) Switches
Routers
Aggregation Switches
Datapath
Security
Control Functions
Compute Processing
Other Functions
Mid-range FPGA
Small FPGA
Sample Datacenter Networking Board

Expanding Into New Applications

LATTICE SEMICONDUCTOR

Enabling Datacenter Networking

COMMUNICATIONS



Top of Rack (TOR) Switches
Routers
Aggregation Switches
Mid-range FPGA
Small FPGA
Datapath
Security
Control Functions
Compute Processing
Other Functions

Sample Datacenter Networking Board

Datapath: Flexible fronthaul synchronization and low power acceleration

Security: Authentication and real-time encryption/decryption of control data

Control Functions: Board level management and control

LATTICE ADVANCED CONNECTIVITY & POWER EFFICIENCY



Serial Bandwidth
Up to
2X
Faster
OTHER FPGA
LATTICE



Operating Power Consumption
Up to
2.5X
Lower Power
OTHER FPGA
LATTICE

Note: Comparing similar class competitive devices with comparable densities. Total power (typical design). Typical room temperature.

LATTICE SEMICONDUCTOR

Expanding Position in Server Platforms

COMPUTING

DATACENTER SERVER OPPORTUNITY


AI/GPU Accelerator
Control & security module
Network interface card
Storage system card
Other specialty boards
Motherboard
(Intel, AMD, Arm, other)

LATTICE GROWTH POTENTIAL

DATACENTER SERVER TRENDS

- Pervasive heterogeneous computing
- Growth in AI acceleration driven by generative AI
- Greater system modularity to manage complexity

LATTICE OPPORTUNITES

- Almost every server ships with Lattice silicon today
- Multiple Lattice sockets/board & boards/server
- Greater need for control/security drives higher ASP

Lattice $ Content Per Server Expected to Grow Over 50%

LATTICE SEMICONDUCTOR

Enabling Next Generation Datacenters

COMPUTING


AI/GPU Accelerator
Control & security module
Network interface card
Storage system card
Other specialty boards
Motherboard
(Intel, AMD, Arm, other)

CPU Agnostic: Enabling all architectures

Connectivity: Industry standard for power management & I/O control

Flexibility: Adaptive security engines

LATTICE SIZE & POWER EFFICIENCY ADVANTAGE

Package Size


Up to
6X
Smaller
OTHER FPGA
LATTICE

Operating Power Consumption


Up to
2.5X
Lower
Power
OTHER FPGA
LATTICE

Note: Comparing similar class competitive devices with comparable densities. Total power (typical design). Typical room temperature.

Lattice Solves Client Computing Challenges

COMPUTING

ACCELERATING PC INNOVATION



Computer Vision AI
Image Quality Improvement
Enhanced Security
System Optimization

LATTICE GROWTH POTENTIAL

- Large system unit TAM opportunity
- Lattice ASPs per unit in low to mid-single digits
- Actively engaged with top OEMs

Recent Platform Launches

Lenovo ASUS LG

And others in progress

Large Greenfield Opportunity for Lattice

LATTICE SEMICONDUCTOR

Enabling Next Generation Client Devices

COMPUTING



LATTICE sensAI
Glance

- **Attention Sensing:** Intelligent collaboration - battery-life savings - wellness
- **Enhanced Security:** User ID & privacy - platform firmware resilience
- **Adaptive Performance:** Latest AI models - pre-processing - smart ISP

LATTICE BATTERY LIFE SAVINGS

Laptops gain up to

60 min

more battery life

with Lattice computer vision technology

Note: Estimated battery life improvement based on Lattice internal estimates.

Lattice Solves Industrial Challenges

INDUSTRIAL

ACCELERATING INDUSTRIAL INNOVATION


Industrial Networking
Functional Safety
Edge Computing
Touchless Control
Programmable Logic Controller
Machine Vision
Predictive Maintenance
Object Identification
Sensor Bridging
Collision Avoidance
Motor Control

LATTICE GROWTH POTENTIAL

INDUSTRIAL TRENDS

- Increased factory and warehouse autonomy
- More intelligent robots and industrial systems
- Growing demand for cloud to edge networking

LATTICE OPPORTUNITES

- 100M+ robot/automation systems deployed/year
- Increased usage of motors, sensors, and cameras
- Growing need for multiple FPGAs per system

Factory Automation Driving Next Wave of Growth Opportunities

Enabling Next Generation Robotics

INDUSTRIAL

Motor Control: Control multi axis motors with high precision & low power

Inference & Intelligence: Aggregate sensors & co-process information

Cloud to Edge Networking: Low power standards-based networking



Motor Control
Inference & Intelligence
Networking

LATTICE Automate

LATTICE PERFORMANCE ADVANTAGE



AI Inference
Up to
35X
Faster
MCU
LATTICE
Motor Control
Up to
2X
Motors
MCU
LATTICE

Note: AI inference data based on human detection inferencing compared to a typical MCU.

LATTICE SEMICONDUCTOR

Lattice Solves Automotive Challenges

ACCELERATING AUTOMOTIVE INNOVATION


INFOTAINMENT
De-Fog
360° Surround View
Display Bridging
ISP
IN-CABIN AI
Human Presence Detection
Driver Monitoring
ADAS
Radar Sensor Bridging & Aggregation
Image Sensor Bridging & Aggregation
HYBRID/ELECTRIC
Inverter / Charger
SECURITY
Secure Boot
Secure Battery Mgmt.

LATTICE GROWTH POTENTIAL

AUTOMOTIVE TRENDS

- Vehicle electronic content increasing
- Scalability and adaptability across model lines
- Low latency deterministic processing of data

LATTICE OPPORTUNITIES

- Increased usage of display, sensors, and cameras
- Growing need for multiple FPGAs per vehicle
- ASPs from $1 to $100+ per chip

Automotive Electronics Driving New Growth Opportunities

LATTICE SEMICONDUCTOR

Enabling Next Generation Automotive Applications

AUTOMOTIVE


E-MIRROR
E-MIRROR
DIGITAL DASHBOARD
INFOTAINMENT & NAVIGATION
PARKING CAMERA

LATTICE Drive

LAUNCHING Q3 2023

Display Connectivity: Multi resolution and display size compatibility

Sensor Aggregation: Ability to interface with multiple sensors simultaneously

Processing Data: Ability to process or co-process data to offload CPU

LATTICE ADVANCED CONNECTIVITY ADVANTAGE


Display Connectivity Speed
Up to 2X Faster
OTHER FPGA
LATTICE
Independent Sensor Interfaces
Up to 5X More
MCU
LATTICE

Note: Dates subject to change. Comparing similar class competitive devices.

LATTICE SEMICONDUCTOR

Multiple Growth Drivers Across Core Markets

COMMUNICATIONS



Expanding Into Datapath Applications

COMPUTING



Increasing $ Content Per Server

INDUSTRIAL



Automation Driving Next Wave of Growth

AUTOMOTIVE


100m
48

Electronics Driving New Opportunities

Leading the Industry in Low Power Programmability

Note: Comparing similar class competitive devices.

2023
LATTICE ANALYST & INVESTOR DAY

FINANCIALS

Sherri Luther
Chief Financial Officer



KEY FINANCIAL PRIORITIES

Strong Revenue Growth	Continued Margin Expansion	Substantial Cash Generation	Disciplined Capital Allocation

LATTICE SEMICONDUCTOR

Outstanding Financial Performance


REVENUE
Consumer
Industrial & Auto
Comms & Computing
$408M
$515M
$660M
2020
2021
2022
Growth in Core Strategic Markets


GROSS MARGIN*
50%
61.0%
63.2%
69.1%
2020
2021
2022
+810 bps Expansion


OPEX*
$ Millions
35.8%
33.0%
30.4%
$146
$170
$201
2020
2021
2022
OpEx Discipline


OPERATING INCOME*
25.2%
30.2%
38.7%
2020
2021
2022
+1,350 bps Expansion


EARNINGS PER SHARE*
$0.69
$1.06
$1.75
2020
2021
2022
2.5X EPS Growth


FREE CASH FLOW
$ Millions
19.5%
30.6%
32.6%
$80
$158
$215
2020
2021
2022
2.7X FCF Growth

Note: * Non-GAAP financial measures. See appendices for GAAP to non-GAAP reconciliation.

LATTICE SEMICONDUCTOR

Raising Our Long-Term Revenue Growth Target

REVENUE BY END MARKET



Target growth: 15-20% CAGR
Comms & Computing
Industrial & Automotive
Consumer
2022
Next 3-4 Years

COMMUNICATIONS & COMPUTING

- Continued expansion in server $ content
- Datacenter networking and 5G infrastructure
- Greenfield growth in client computing

INDUSTRIAL & AUTOMOTIVE

- New industrial robotics programs
- Industrial automation and safety
- New automotive electronics programs

CONSUMER

- Potential for modest growth

Targeting Annual Growth of 15% to 20% Over Next 3 to 4 Years

LATTICE SEMICONDUCTOR

Gross Margin Expansion

GROSS MARGIN



New Target: Low 70's
Prior Target: >65%
50%
61.0%
63.2%
69.1%
2020
2021
2022

EXPANSION STRATEGIES

PRICING OPTIMIZATION

- Leadership product portfolio
- Maximize value with added functionality
- Higher software attach rate

PRODUCT MIX

- Higher capacity & greater capability

PRODUCT COST REDUCTIONS

- Operational improvements in yield & cycle times
- Long standing industry partnerships
- Multiyear agreements enable supply & capacity

Track Record of Driving Gross Margin Improvements

Note: Non-GAAP financial measures. See appendices for GAAP to non-GAAP reconciliation.

LATTICE SEMICONDUCTOR

Investments for Long Term Growth

OPERATING EXPENSES



SG&A
R&D
OpEx %
35.8%
Prior Target: 35%
33.0%
30.4%
New Target: 30%
$79
$68
$95
$75
$115
$86
2020
2021
2022

INVESTMENT STRATEGY

R&D INVESTMENTS

- Continuing to invest in portfolio expansion
- Expanding both hardware and software portfolio
- Target 18-20% of revenue

SG&A INVESTMENTS

- Investing in demand creation & customer support
- Gaining operational leverage on SG&A
- Target 10-12% of revenue

Note: $ Millions. Non-GAAP financial measures. See appendices for GAAP to non-GAAP reconciliation.

Record Profitability



OPERATING INCOME GROWTH
New Target: Low 40's
Prior Target: 30%
25.2%
30.2%
38.7%
2020
2021
2022



STRONG EPS EXPANSION
+ 2.5X
$0.69
$1.06
$1.75
2020
2021
2022

Raising Profitability Target to Low 40's

Note: Non-GAAP financial measures. See appendices for GAAP to non-GAAP reconciliation.

Substantial Cash Generation

FREE CASH FLOW


% of Revenue / $ Millions
New Target: >30%
20%
$80
31%
$158
33%
$215
2020
2021
2022

Record cash generation from operations

FREE CASH FLOW PER SHARE


+ 2.7X
$0.56
$1.11
$1.53
2020
2021
2022

Significant expansion in Free Cash Flow per share

LATTICE SEMICONDUCTOR

Strong Balance Sheet

LEVERAGE RATIO



Debt Balance
TTM EBITDA
Leverage Ratio
1.4X
0.9X
0.5X
2020
2021
2022

HIGHLIGHTS

- Record cash generation from operations
- Net Cash positive end of 2022
- Debt rating upgraded 3 times over the past 3 years
- Increased liquidity with access to $350M revolver

Capital Allocation

CAPITAL ALLOCATED

(2020 – 2022)



Organic Investment
$493
Inorganic Investment
$68
Debt Paydown
$68
Share Repurchase
$195

STRATEGY

ORGANIC INVESTMENT
Portfolio expansion & demand creation

INORGANIC INVESTMENT
Mirametrix® acquired Nov. 2021

DEBT PAYDOWN
Debt leverage ratio of 0.5X

SHARE REPURCHASE
3.6M shares repurchased over the past 3 years

Remaining authorization of $130M through Dec. 2023

Strong Organic Investments Fuel Long-term Growth

Note: $ Millions. Non-GAAP financial measures. See appendices for GAAP to non-GAAP reconciliation. Organic investments include R&D, SG&A, and Capex.

New Financial Target Model

	Old Model (2021)	New Target Model (Next 3 to 4 Years)	
Revenue Growth (YoY)	Low Double-digit	**15-20%**	Sustainable above-market growth
Gross Margin	65%	**Low 70's**	Continued margin expansion opportunity
OpEx	35%	**30%**	Investing in rapid portfolio expansion
Operating Income	30%+	**Low 40's**	Continued strong profit growth
FCF Margin	N/A	**>30%**	Significant cash generation

Focused on Driving Long-term Shareholder Value

Note: Non-GAAP financial measures. See appendices for GAAP to non-GAAP reconciliation.

KEY FINANCIAL PRIORITIES

Strong Revenue Growth	Continued Margin Expansion	Substantial Cash Generation	Disciplined Capital Allocation

2023
LATTICE ANALYST & INVESTOR DAY

WRAP UP

Jim Anderson
President & CEO



DRIVING OUR NEXT GROWTH PHASE

Growing	Expanding	Market Leading	Driving
Addressable Market	Product Portfolio	Innovation	Customer Momentum

LATTICE SEMICONDUCTOR

The Low Power Programmable Leader

LATTICE
SEMICONDUCTOR

The Low Power Programmable Leader

GAAP Metrics

GAAP GROSS MARGIN



60.1%
62.4%
68.5%
2020
2021
2022

GAAP OPEX



SG&A
R&D
Other
2.0%
21.9%
23.4%
1.0%
21.4%
20.5%
1.0%
20.6%
18.5%
2020
2021
2022

EBITDA



$77.3
$124.8
$215.6
2020
2021
2022

GAAP OPERATING INCOME



12.8%
19.6%
28.4%
2020
2021
2022

GAAP EARNINGS PER SHARE



$0.34
$0.67
$1.27
2020
2021
2022

LATTICE SEMICONDUCTOR

Gross Margin Reconciliation

(Thousands except percentages)	2022	2021	2020
GAAP Gross Margin	$ 452,050	$ 321,675	$ 245,306
GAAP Gross Margin %	68.5%	62.4%	60.1%
Stock-based compensation expense	4,310	4,105	3,818
Non-GAAP Gross Margin	$ 456,360	$ 325,780	$ 249,124
Non-GAAP Gross Margin %	69.1%	63.2%	61.0%

LATTICE SEMICONDUCTOR

Operating Expenses Reconciliation

(Thousands except percentages)	2022	2021	2020
GAAP Operating expenses	$ 264,683	$ 220,859	$192,940
% of Revenue	40.1%	42.9%	47.3%
Amortization of acquired intangible assets	(3,778)	(2,613)	(4,449)
Restructuring and other charges	(3,062)	(2,111)	(3,937)
Stock-based compensation expense	(54,119)	(46,113)	(38,324)
Litigation expense	(2,727)	-	-
Non-GAAP Operating expenses	$200,997	$170,022	$146,230
% of Revenue	30.4%	33.0%	35.8%

R&D % and SG&A % Reconciliation

	2022	2021	2020
GAAP R&D Expense %	20.6%	21.4%	21.9%
Stock-based compensation	(3.2%)	(3.0%)	(2.7%)
Non-GAAP R&D Expense %	17.4%	18.4%	19.2%

	2022	2021	2020
GAAP SG&A Expense %	18.5%	20.5%	23.4%
Stock-based compensation	(5.1%)	(5.9%)	(6.8%)
Litigation expense	(0.4%)	-	-
Non-GAAP SG&A Expense %	13.0%	14.6%	16.6%

LATTICE SEMICONDUCTOR

Operating Income Reconciliation

(Thousands except percentages)	2022	2021	2020
GAAP Income from Operations	$ 187,367	$ 100,816	$ 52,366
GAAP Income from Operations %	28.4%	19.6%	12.8%
Stock-based compensation – gross margin	4,310	4,105	3,818
Amortization of acquired intangible assets	3,778	2,613	4,449
Restructuring and other charges	3,062	2,111	3,937
Stock-based compensation – operations	54,119	46,113	38,324
Litigation expense	2,727	-	-
Non-GAAP Income from Operations	$ 255,363	$ 155,758	$ 102,894
Non-GAAP Income from Operations %	38.7%	30.2%	25.2%
Depreciation & Amortization	29,323	24,429	25,140
Non-GAAP EBITDA	$ 284,686	$180,187	$ 128,034

Earnings Per Share Reconciliation

	2022	2021	2020
GAAP net income per share – diluted	$ 1.27	$ 0.67	$ 0.34
Amortization of acquired intangible assets	0.03	0.02	0.03
Restructuring and other charges	0.02	0.02	0.02
Stock-based compensation expense	0.41	0.35	0.30
Loss on refinancing of long-term debt	0.01	-	-
Litigation expense	0.02	-	-
Tax effect of non-GAAP adjustments	(0.01)	-	-
Non-GAAP earnings per share – diluted	$ 1.75	$ 1.06	$ 0.69

LATTICE SEMICONDUCTOR

GAAP EBITDA

(Thousands except percentages)	2022	2021	2020
GAAP Net Income	$ 178,882	$ 95,922	$ 47,392
Interest Expense	4,146	2,738	3,702
Income Taxes	3,230	1,704	1,064
Depreciation & Amortization	29,323	24,429	25,140
GAAP EBITDA	$ 215,581	$ 124,793	$ 77,298

GAAP FCF

(Thousands except percentages)	2022	2021	2020
GAAP net cash provided by operating activities	$ 238,806	$ 167,722	$ 91,687
Operating cash flow margin	36.2%	32.5%	22.5%
Capital expenditures	(23,338)	(9,835)	(12,121)
Free cash flow	$ 215,468	$ 157,887	$ 79,566
Free cash flow margin	32.6%	30.6%	19.5%

LATTICE SEMICONDUCTOR